UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Kavilco Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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Notes:

[Kavilco Incorporated Letterhead]

October 4, 2010

Re:     Annual Meeting

Dear Shareholder,

You are invited to attend Kavilco’s 37th Annual Meeting to be held on November 6, 2010 at Cape Fox Lodge in Ketchikan, Alaska. Details about the meeting are described in the enclosed Notice of Annual Meeting and Proxy Statement.

We strongly encourage you to attend the Annual Meeting. Attendance at our shareholder meetings helps to maintain good communication and understanding. Chief Financial Officer Scott Burns and I will be there to report on current operations and discuss future plans. We will also provide time for your questions and comments.

Voting is one of your most important rights as a shareholder and I encourage you to exercise your right to vote in this election. Even if you plan to attend the Annual Meeting, we urge you to vote your proxy as soon as possible.

Your strong support for your Corporation is respectfully requested.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/Chief Executive Officer

Enclosures

Kavilco Incorporated

600 University Street, Suite 3010

Seattle, WA 98101-1129

NOTICE OF 37th ANNUAL MEETING

DATE:	November 6, 2010

REGISTRATION:	11:00 a.m. - 12 noon

MEETING BEGINS:	1:00 p.m.

PLACE:	Cape Fox Lodge, 800 Venetia Way, Ketchikan, Alaska

ITEMS OF BUSINESS:	(1)To elect three (3) Directors to Class III, with a term expiring in 2013. Incumbents are Laird A. Jones, Melanie Locklear and Louis A. Thompson.
(2)To ratify the Company's selection of independent accountants.
(3)To consider such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE:	You are entitled to vote if you were a shareholder at the close of business on October 4, 2010.

VOTING BY PROXY:	Promptly complete, sign and return the enclosed proxy in the postage paid envelope provided even if you plan to attend the meeting. You may still vote in person at the meeting even though you have previuosly signed and mailed a proxy.

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 4, 2010.

By order of the Board of Directors,

/s/ John Campbell

John Campbell
Secretary

Kavilco Incorporated

600 University Street, Suite 3010

Seattle, WA 98101-1129

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q.	WHY AM I RECEIVING THESE MATERIALS?
A.
The Board of Directors of Kavilco Inc. is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at Kavilco's Annual Meeting. Only shareholders of record holding Class A shares at the close of business on October 4, 2010 are entitled to vote. As a shareholder with Class A shares you are urged to vote on the proposals described in this proxy statement. All shareholders should complete and mail thier proxy even if they plan to attend the meeting. The bylaws of the Corporation state that at least a majority of the total number of shares of Class A stock must be present, either in person or by proxy, to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

Q.	WHAT IS THE QUORUM REQUIREMENT OF THE MEETING?
A.
The quorum requirement for holding the meeting and transacting business is a majority (50% plus one (1) vote) of the shares of Class A stock. The shares may be present in person or by proxy. Kavilco currently has 11,576.83 shares outstanding of Class A stock. Kavilco knows of no person to be the beneficial owner of more than 5% of the outstanding shares of the Company.

Q.	WHAT IS A PROXY?
A.

Proxy - 1. The authority to act for another, as in voting; 2. A document so authorizing one or a person so authorized.

By completing and returning the enclosed proxy card, you will authorize the Board members elected during our last Annual Meeting, a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were personally present. If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is to vote your shares for you) you may, as provided in the bylaws, appoint someone else to act as your proxy by giving that person a written authorization to vote your shares of stock on your behalf at the Annual Meeting. Proxies may also be solicited personally, by telephone, by employees, officer and agents of the Company.

Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

Q.	HOW CAN I VOTE MY SHARES?
A.
Each Class A shareholder is entitled to one (1) vote for each share owned and may vote the total number of his or her shares for as many persons as there are directors being elected. Alternatively, shareholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, shareholders may allocate these votes on the same principle among any number of nominees. Using the sample proxy card included in this packet of materials, complete the proxy card with your name on it and mail it to Kavilco’s Inspector of Elections in the enclosed envelope.

Q.	CAN I CHANGE MY VOTE?
A.
If you change your mind after voting, you may revoke your proxy and change your proxy instructions prior to the Annual Meeting, either by telephoning Scott Burns, Chief Financial Officer at Kavilco’s Seattle office; providing a written statement to Kavilco at the address above; or by voting again at the meeting.

Q.	WHO WILL COUNT THE VOTES?
A.	Representatives of Mecham, Richardson & Company will tabulate the votes and act as the Inspectors of Election.

Q.	WHO WILL BEAR THE COST OF SOLICITING VOTES AND SEC COMPLIANCE FOR THE MEETING?
A.
Kavilco Incorporated will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials as well as submitting it to the Securities and Exchange Commission for review.

Q.	MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
A.

You may submit proposals for consideration or nominate directors for election at future shareholder meetings as follows:

  Shareholder Proposals. In order for a shareholder to make a proposal at next year’s Annual Meeting, the written proposal must be received by the Secretary no sooner than July 11, 2011 and no later than August 11, 2011. These proposals must be in writing and sent to: Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101-1129. These proposals will need to comply with Kavilco’s Bylaws and Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.
  Director Nominations. In order for a shareholder to nominate one or more persons for election as director(s) at next year’s Annual Meeting the nomination(s) must be received by the Secretary no sooner than July 11, 2011 and no later than August 11, 2011. The nomination(s) must be in writing and sent to: Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101-1129. The nomination(s) and each nominee will need to comply with Kavilco’s Bylaws and Securities and Exchange Commission regulations regarding proxy solicitations and does not grant any shareholder a right to have any nominee included in the Company’s proxy statement.

Pursuant to regulations, this proxy and accompnaying materials have been submitted to the Securities and Exchange commission for review in conjunction with this meeting.

PROPOSALS TO BE VOTED ON

(1) Election of Directors

Kavilco's bylaws provide that the corporation shall be managed by a Board of Directors composed of nine (9) members elected in three (3) classes, each consisting of three (3) members. The election of directors is staggered so that only three (3) directors are elected each year. The Board of Directors recommends the election of the three (3) nominees listed below, all of whom are presently Board members, to serve a three- (3-) year term and until their successors are elected and qualified:

Laird A. Jones

Melanie Locklear

Louis A. Thompson

Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees.  In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

Board Structure and Compensation

The Board officers as defined by the corporate by-laws are President/Chairman, Vice President, Secretary and Treasurer. However, Kavilco does not currently have a Treasurer, but employs a Chief Financial Officer. The Board President/Chairman also is employed as Chief Executive Officer. The Board of Directors recommends the election of the Class III incumbents: Laird A. Jones, Melanie Locklear and Louis A. Thompson.

All cash compensation paid by the Company for the year ended December 31, 2009, to each of the most highly paid Executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

Cash Compensation Table

(A)	(B)	(C)
Name of Individual or Number in Group	Capacities in Which Served	Cash Compensation

Louis A. Thompson	Chief Executive Officer, Chairman and President	$90,826

Scott Burns	Chief Financial Officer	$130,690

All the executive officers as a group (2 persons)		$221,516

Compensation Pursuant to Plans

The Company has a retirement plan for its employees that is a defined contribution plan with the annual contribution being equal to 20% of the participant's salary. All contributions are pooled in a brokerage trust account held at Charles Schwab.

Information as to Nominees and Continuing Directors

On the Record Date, there were 11,576.83 shares of Class A Stock of the Company outstanding. The following table shows the beneficial ownership of the officers and directors of the Company, individually and as a group, of Class A stock as of October 4, 2010:

Name	Positions & Offices with the Company	Class	Term Office as Director Expires	Director Since	Principal Occupation & Employment During Past Five Years	Amount of Beneficial Ownership/% of Class A on 10/04/10

Louis A. Thompson, Age 74	President/CEO	III	2010	1972	Chief Executive Officer	137 / 1.18%

Louis Jones, Sr., Age 72	Director/Vice President	II	2012	1979	Retired Chief Engineer Alaska Marine Highway	120 / 1.04%

John Campbell, Age 41	Director/Secretary	II	2012	1994	Police Officer	162 / 1.39%

Jeane Breinig, Age 55	Director	I	2011	1993	English Professor University of Alaska	130 / 1.08%

Kenneth Gordon, Age 50	Director	II	2012	1994	Realtor	100 / 0.86%

Ramona Hamar, Age 67	Director	I	2011	1973	Office Manager for a Dentist's Office	150 / 1.29%

Laird A. Jones, Age 55	Director	III	2010	1994	Manager Vocational Training & Resource Center	109 / 0.94%

Melanie Locklear, Age 41	Director	III	2010	1997	Sign Shop Owner	100 / 0.86%

Marie Miller, Age 45	Director	I	2011	2003	Human Resources Manager	100 / 0.86%

Scott Burns, Age 64	Chief Financial Officer				Chief Financial Officer for Kavilco	- 0 - / - 0 -%

Family Relationships

Board Member	Relationship
Louis A. Thompson, President/CEO	No relationship to any Board Members

Louis Jones, Sr., Vice President	1st Cousin to Laird Jones and Jeane Breinig; Brother to Ramona Hamar

John Campbell, Secretary	1st Cousin to Kenneth Gordon

Jeane Breinig, Director	1st Cousin to Laird Jones, Ramona Hamar and Louis Jones, Sr.

Kenneth Gordon, Director	1st Cousin to John Campbell

Ramona Hamar, Director	1st Cousin to Laird Jones and Jeane Breinig; Sister to Louis Jones, Sr.

Laird A. Jones, Director	1st Cousin to Jeane Breinig, Ramona Hamar and Louis Jones, Sr.

Melanie Locklear, Director	Sister to Marie Miller

Marie Miller, Director	Sister to Melanie Locklear

The Securities and Exchange Commission Section 8.08[3][b] requires "if any of the persons listed are related by blood, marriage or adoption (up through first cousins), the relationship must be explained."

Laird A. Jones, John Campbell and Jeane Breinig also serve on the Board of Directors of Kasaan Haida Heritage Foundation. None of Kavilco's other Directors hold directorships anywhere else.

The Company does not have an auditing, nominating or compensation committee. However the Board of Directors reviews annually the auditor's independence letter, management letter, statement of auditing standards letter and internal control memo. The Board of Directors selects nominees from incumbent Directors of the Company. The Board of Directors review employees' compensation every three years and occasionally reviews per diem and fees, the last review and subsequent increase took place in March 2007.

The Board of Directors held six regular bimonthly meetings for the year ended December 31, 2009.

Compensation of Directors

Each officer and director receives $1,100 in fees and $500 in per diem for each meeting they attend. In addition the Company pays for up to four (4) days of travel and hotel expenses to attend the meetings. Several Directors also participate in a Company medical insurance program.

(2) Ratification of Independent Public Accountants

The approval of selection of Moss Adams LLP as independent public accountants of the Company is voted on by the Board of Directors at their Board Meeting prior to the Annual Meeting. Shareholders are asked to approve or ratify this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Moss Adams LLP as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. No representative of Moss Adams LLP is expected to be present at the Annual Meeting.

Kavilco paid Moss Adams LLP $4,000.00 for income tax preparation and $37,162.50 for audit services for the fiscal year ended December 31, 2009 for a total of $41,162.50.

Other Matters

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

By Order of the Board of Directors

/s/ Louis A. Thompson

Louis A. Thompson
President

Seattle, Washington
October 4, 2010

KAVILCO INCORPORATED PROXY
Solicitation by the Board of Directors for the 2010 Annual Meeting of Shareholders

How to Vote Your Proxy

As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.

CHECK BOX (A) OR (B)
If you choose (A) your shares will be voted by the three appointed proxy holders at their discretion. Do not allocate your votes below.

If you choose (B) you need to specify the Directors you will be voting for. Write the number of votes you wish to give each nominee next to that nominee's name.

(1)
(A)
[ ]TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors Proxy Statement for the three-year terms ending in 2013. the undersigned hereby appoints John Campbell, Kenneth Gordon and Louis Jones, Sr., or any of them, Proxies for the undersigned to vote on their behalf.

	(B)	[ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2013.

		Nominee	Number of Shares X 3 = Number of Votes Cast

		Laird A. Jones	_______________ X 3 = ___________________
		Melanie Locklear	_______________ X 3 = ___________________
		Louis A. Thompson	_______________ X 3 = ___________________

You must vote on Item (2), either FOR, AGAINST, or ABSTAIN

(2)	To ratify the selection of Moss Adams LLP as the independent public accountants for the Company.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

The Board of Directors makes the foregoing proposals and the Proxy is solicited by the Board of Directors and will be voted as specified.

PLEASE SIGN, DATE AND REUTRN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

Name:
Class:
# of Shares

Date ___________________________________________________, 2010

SIGNATURE __________________________________________________
Sign here exactly as name appears to the left

As custodian for: _______________________________________________
 (Minor's name if applicable)

When signing as custodian for a minor, or as executor, administrator, attorney, trustee or guardian, please write your full title as such. If your name appears as "John A. Smith, Sr., as custodian for John A. Smith, Jr." sign
"John A. Smith, Sr., as custodian for John A. Smith, Jr."